SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________

FORM 8-K

Current Report

Dated May 20, 2014

of

ZALE CORPORATION

A Delaware Corporation
IRS Employer Identification No. 75-0675400
SEC File Number 001-04129

901 West Walnut Hill Lane
Irving, Texas  75038
(972) 580-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

          On May 20, 2014, Zale Corporation (“Zale”) issued a press release reporting its financial results for the three months ended April 30, 2014.  A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.  A copy of a slide presentation and a copy of comments related to that presentation are also being furnished as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

          The information set forth in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01          Other Events.

          On May 20, 2014, Zale issued the press release described in Item 2.02 above and attached hereto as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

          99.1      Press release
          99.2      Investor presentation
          99.3      Investor presentation comments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION

By:	/s/ THOMAS A. HAUBENSTRICKER
Thomas A. Haubenstricker
Senior Vice President,
Chief Financial Officer

Date: May 20, 2014